Exhibit 32.1

                       FNB FINANCIAL SERVICES CORPORATION

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                    Certification Pursuant to 18 U.S.C. ss.1350

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     Pursuant to 18 U.S.C.  ss.1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned, Ernest J. Sewell, Chief Executive Officer of FNB Financial Services Corporation ("FNB"), hereby certifies, to his or her knowledge, that:

     1) FNB's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in FNB's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of FNB.

          EXECUTED this 10th day of November, 2003.

                                          /s/ Ernest J. Sewell
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                                          Ernest J. Sewell,
                                          Chief Executive Officer of
                                          FNB Financial Services Corporation

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